Exhibit 99.1

345 E. Main St.
Warsaw, IN 46580
www.zimmerbiomet.com

Media	Investors
Meredith Weissman	Keri Mattox
(703) 346-3127	(215) 275-2431
meredith.weissman@zimmerbiomet.com	keri.mattox@zimmerbiomet.com

Ezgi Yagci
(617) 549-2443
ezgi.yagci@zimmerbiomet.com

Zimmer Biomet Announces Completion of ZimVie Spinoff

WARSAW, IN (March 1, 2022) — Zimmer Biomet Holdings, Inc. (NYSE and SIX: ZBH), a global medical technology leader, today announced that the Company has completed its spinoff of ZimVie, Zimmer Biomet’s former Dental and Spine business. ZimVie shares will begin “regular way” trading on the Nasdaq today under the symbol “ZIMV.”

“The spinoff of ZimVie marks a major milestone in the active portfolio management of Zimmer Biomet as we continue to strengthen our position as a global leader in the medtech space,” said Bryan Hanson, Chairman, President and CEO of Zimmer Biomet. “We are confident that this transaction will create shareholder value for both companies and will allow us to increase our focus and enhance revenue growth for our core businesses.”

The spinoff was achieved through the distribution of 80.3% of the shares of ZimVie to holders of Zimmer Biomet common stock on March 1, 2022, with Zimmer Biomet stockholders receiving one share of ZimVie common stock for every ten shares of Zimmer Biomet common stock held at the close of business on the record date of February 15, 2022. Fractional shares of ZimVie common stock will not be distributed to Zimmer Biomet shareholders. Instead, fractional shares of ZimVie common stock will be aggregated and sold in the open market, with the net proceeds distributed pro rata in cash payments to the Zimmer Biomet shareholders who otherwise would have received fractional shares of ZimVie common stock.

About Zimmer Biomet

Zimmer Biomet is a global medical technology leader with a comprehensive portfolio designed to maximize mobility and improve health. We seamlessly transform the patient experience through our innovative products and suite of integrated digital and robotic technologies that leverage data, data analytics and artificial intelligence.

With 90+ years of trusted leadership and proven expertise, Zimmer Biomet is positioned to deliver the highest quality solutions to patients and providers. Our legacy continues to come to life today through our progressive culture of evolution and innovation.

For more information about our product portfolio, our operations in 25+ countries and sales in 100+ countries or about joining our team, visit www.zimmerbiomet.com or follow Zimmer Biomet on Twitter at www.twitter.com/zimmerbiomet.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including the statements regarding the anticipated “when-issued” trading of ZimVie common stock, the anticipated U.S. federal income tax treatment of the distribution and any other statements regarding events, developments, plans, intentions, strategies or prospects. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to: the effects of the COVID-19 global pandemic and other adverse public health developments on the global economy, our business and operations and the business and operations of our suppliers and customers, including the deferral of elective surgical procedures and our ability to collect accounts receivable; the failure of vaccine rollouts and other strategies to mitigate or reverse the impacts of the COVID-19 pandemic; the failure of elective surgical procedures to recover at the levels or on the timeline anticipated; the risks and uncertainties related to our ability to successfully execute our restructuring plans; our ability to attract, retain and develop the highly skilled employees we need to support our business; the risks and uncertainties associated with the spinoff of ZimVie, including, without limitation, the tax-free nature of the transaction, the tax efficient nature of any subsequent distribution of any ZimVie common stock we retain, and the possibility that the anticipated benefits and synergies of the transaction, strategic and competitive advantages of each company, and future growth and other opportunities for each company will not be realized within the expected time periods or at all; the success of our quality and operational excellence initiatives, including ongoing quality remediation efforts at our Warsaw North Campus facility; the ability to remediate matters identified in inspectional observations or warning letters issued by the U.S. Food and Drug Administration (FDA), while continuing to satisfy the demand for our products; the impact of substantial indebtedness on our ability to service our debt obligations and/or refinance amounts outstanding under our debt obligations at maturity on terms favorable to us, or at all; the ability to retain the employees, independent agents and distributors who market our products; dependence on a limited number of suppliers for key raw materials and outsourced activities; the possibility that the anticipated synergies and other benefits from mergers and acquisitions will not be realized, or will not be realized within the expected time periods; the risks and uncertainties related to our ability to successfully integrate the operations, products, employees and distributors of acquired companies; the effect of the potential disruption of management’s attention from ongoing business operations due to integration matters related to mergers and acquisitions; the effect of mergers and acquisitions on our relationships with customers, suppliers and lenders and on our operating results and businesses generally; challenges relating to changes in and compliance with governmental laws and regulations affecting our U.S. and international businesses, including regulations of the FDA and foreign government regulators, such as more stringent requirements for regulatory clearance of products; the outcome of government investigations; competition; pricing pressures; changes in customer demand for our products and services caused by demographic changes or other factors; the impact of healthcare reform measures; reductions in reimbursement levels by third-party payors and cost containment efforts sponsored by government agencies, legislative bodies, the private sector and healthcare purchasing organizations, including the volume-based procurement process in China; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of our products and services; supply and prices of raw materials and products; control of costs and expenses; the ability to obtain and maintain adequate intellectual property protection; breaches or failures of our information technology systems or products, including by cyberattack, unauthorized access or theft; the ability to form and implement alliances; changes in tax obligations arising from tax reform measures, including European Union rules on state aid, or examinations by tax authorities; product liability, intellectual property and commercial litigation losses; changes in general industry and market conditions, including domestic and international growth rates; changes in general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; the domestic and international business impact of political, social and economic instability, tariffs, trade embargoes, sanctions, wars, disputes and other conflicts; and the impact of the ongoing financial and political uncertainty on countries in Europe, the Middle East and Africa on the ability to collect accounts receivable in affected countries. A further list and description of these risks and uncertainties and other factors can be found in our Annual Report on Form 10-K for the year ended December 31, 2021, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and our subsequent filings with the Securities and Exchange Commission (SEC). Copies of these filings are available online at www.sec.gov, www.zimmerbiomet.com or on request from us. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in our filings with the SEC. Forward-looking statements speak only as of the date they are made, and we expressly disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of this press release are cautioned not to rely on these forward-looking statements since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary note is applicable to all forward-looking statements contained in this press release.